UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period:	August 1, 2016 — January 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Tax-Free High Yield Fund

Semiannual report

1 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTHAX

Putnam
Tax-Free High Yield
Fund

Semiannual report
1 | 31 | 17

Consider these risks before investing: Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

March 9, 2017

Dear Fellow Shareholder:

In the early weeks of 2017, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when political uncertainty, among other issues, tested global financial markets. As stock markets delivered modest gains, the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended January 31, 2017, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

About the fund

Higher-yielding municipal bonds can play a key role in a tax-smart portfolio

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help reduce the impact of both by investing in higher-yielding, lower-rated municipal bonds.

Meticulous credit research

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Members of Putnam's fixed-income organization have a range of skills to analyze the credit risk of below-investment-grade municipal bonds and help build a well-diversified portfolio.

Paul M. Drury, CFA
Portfolio Manager
Industry since 1989
At Putnam since 1989

Garrett L. Hamilton, CFA
Portfolio Manager
Industry since 2006
At Putnam since 2016
(not pictured)

"We focus on bottom-up security selection and sector rotation, and we opportunistically manage the fund's interest-rate sensitivity."

Tax benefits can make municipal bond income even more attractive

INDEX-BASED YIELDS AS OF 1/31/17
(annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
1.88% ($1,064)
3.27% ($1,851)
4.49% ($2,540)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 1/31/17. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

FIVE-YEAR AVERAGE CUMULATIVE DEFAULT RATES, ALL RATED SECURITIES

6.60%
0.08%
Municipal bonds
Corporate bonds

Source: Moody's, Annual U.S. Municipal Bond Defaults and Recoveries, 1970–2015 (May 2016). Most recent data available.

2 Tax-Free High Yield Fund

Tax-Free High Yield Fund 3

Performance history as of 1/31/17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 14.

4 Tax-Free High Yield Fund

Paul has a B.A. from Suffolk University. Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund is managed by Garrett L. Hamilton, CFA. Garrett holds an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

Paul, what was the market backdrop like for municipal bonds during the six-month reporting period ended January 31, 2017?

Prices of municipal bonds declined and their yields moved higher in response to slowing mutual fund demand and record new-issue supply during the reporting period. One factor contributing to the spike in issuance was the decision by many issuers to move up their municipal bond offerings ahead of both the presidential election and a potential interest-rate hike by the Federal Reserve before the end of 2016, which occurred on December 14. As a result, 2016 proved to be a record-setting year for municipal bond issuance, which totaled $445 billion.

On the demand side, outflows began to outpace inflows — a measure of investor interest — as investors became more optimistic about risky asset types following the presidential election. Consequently, many investors transferred assets into more economically sensitive investments or higher-risk investments, such as stocks. Municipal bond prices fell further and their yields rose accordingly, contributing to a steeper municipal bond yield curve for the balance of the reporting period. We believe the uncertainty around U.S. income

Tax-Free High Yield Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 1/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/17. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Tax-Free High Yield Fund

tax policy changes for individuals and corporations was an additional headwind for the asset class post-election.

The net effect of these developments was a weaker supply/demand picture for the municipal bond market. For the six months ended January 31, 2017, the Bloomberg Barclays Municipal Bond Index [the benchmark index] returned –3.34%, underperforming the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, which returned 0.20%. Against this backdrop, lower-yielding, higher-rated municipal bonds slightly outperformed higher-yielding, lower-rated municipal bonds. Municipal bonds with longer maturities underperformed those with shorter maturities.

How did the fund perform for the reporting period?

For the six months ended January 31, 2017, the fund underperformed its benchmark index but outperformed its Lipper peer group average.

What was your investment approach during the reporting period?

During the reporting period, we believed that downside risks included the possibility of interest rates moving higher should the U.S. economic backdrop continue to improve or flows to municipal bonds turning decidedly negative. As such, we maintained a slightly more defensive duration posture — or a lower sensitivity to changes in interest rates — and a somewhat higher cash allocation to help insulate the portfolio from any market pressure from a Fed decision to raise short-term rates. We also believed this strategy would give us greater flexibility to act swiftly when timely investment opportunities presented themselves — as they did when the selloff in municipal bonds rated A and BBB created more value in those bonds, especially compared with lower-rated municipal bond securities, in our view.

Otherwise, many of our broader investment themes remained in place. In addition to a shorter duration positioning, which was slightly below the median of the fund’s Lipper peer group, we maintained a benchmark-relative overweight exposure to municipal bonds rated BBB. We also maintained a preference for higher-education, essential service utilities, and continuing-care retirement community bonds, as well as an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. The fund also continued to be weighted more toward essential service revenue bonds than toward general obligation bonds, which typically rely on the taxing power of state and local governments.

What are your thoughts about the effects of the recent U.S. presidential election and future Fed rate policy?

With the election behind us, fiscal and monetary policy uncertainty has increased. Accordingly, the market has begun to price in a wider range of outcomes. Little is known regarding the President’s formal policy initiatives, but what can be inferred thus far has been generally interpreted by the market as constructive for economic growth. As such, the market is beginning to question the relationship between the timing of the next interest-rate hike and the pace of subsequent hikes. The prospect of more fiscal stimulus against a monetary policy backdrop that is still accommodative by historical measures has the market increasingly concerned about higher inflation.

While there is still a lot that is unknown, our first read is that fiscal policy will become more stimulative, which may mean that the economy will have less dependence on accommodative monetary policy, and that there is greater potential for higher short-term rates. That said, we are still dealing with relatively low,

Tax-Free High Yield Fund 7

but improving, domestic trend growth; demographic headwinds; a data-dependent Fed; and improving global growth. The economic impact of new policy initiatives is yet to be seen, but we believe that we are still in an environment of gradual normalization by historical standards, but perhaps a little less gradual than the environment that existed before the election.

What is your view of the municipal bond market as 2017 begins?

The supply/demand picture may have weakened in recent months, but we still view the asset class as fairly valued. While the $33 billion of new issuance in January 2017 was the heaviest level of new issue supply on record for that month, the markets anticipate supply to taper off as the year progresses. As such, we may see supply and demand coming into a more attractive balance in the near term. Fundamentals are generally sound, in our view, despite a handful of challenging situations, such as Puerto Rico. With the widening of credit spreads and more attractive prices, however, we are finding selective investment opportunities in Illinois and New Jersey. In addition, default rates remained low relative to other fixed-income markets at period-end. On a historical basis, the five-year cumulative default rate stood at 0.08%.

In our view, 2017 is likely to be a volatile and uncertain year. Tax reform is shaping up to be an important feature of Trump’s presidency. While the tax exemption of municipal bonds may be called into question, a number of market analysts believe that the tax-exempt status of municipal bond income reinforces Trump’s infrastructure investment and job creation goals. In our view, tax-exempt municipal bonds have long been a vital and effective tool for financing public projects, such as roads, schools, and hospitals, as state and local governments have turned to the municipal bond market to fund these projects. We will be following the development of government policy closely to see if tax reform actually materializes, and how the details of tax reform may shape the outlook for municipal bonds.

Thank you, Paul, for this update on the fund.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax-Free High Yield Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Tax-Free High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (9/20/93)
Before sales charge	6.02%	53.17%	4.36%	24.65%	4.51%	17.60%	5.55%	0.87%	–4.10%

After sales charge	5.88	47.04	3.93	19.67	3.66	12.89	4.13	–3.17	–7.94

Class B (9/9/85)
Before CDSC	6.02	45.67	3.83	20.81	3.85	15.30	4.86	0.24	–4.47

After CDSC	6.02	45.67	3.83	18.81	3.51	12.30	3.94	–4.61	–9.16

Class C (2/1/99)
Before CDSC	5.19	42.06	3.57	20.00	3.71	14.88	4.73	0.09	–4.46

After CDSC	5.19	42.06	3.57	20.00	3.71	14.88	4.73	–0.88	–5.40

Class M (12/29/94)
Before sales charge	5.78	49.07	4.07	23.00	4.23	16.66	5.27	0.59	–4.23

After sales charge	5.67	44.23	3.73	19.00	3.54	12.87	4.12	–2.68	–7.34

Class Y (1/2/08)
Net asset value	5.82	56.02	4.55	26.22	4.77	18.45	5.81	1.10	–3.97

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Tax-Free High Yield Fund

Comparative index returns For periods ended 1/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Bloomberg
Barclays Municipal	6.55%	52.97%	4.34%	15.61%	2.94%	11.50%	3.70%	–0.28%	–3.34%
Bond Index

Lipper High Yield
Municipal Debt
Funds category	6.15	40.44	3.42	25.60	4.65	17.93	5.64	0.65	–4.25
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/17, there were 162, 160, 135, 111, 77, and 4 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/17

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income[1]	$0.269455		$0.230065	$0.220486	$0.252411		$0.284208

Capital gains[2]	—		—	—	—		—

Total	$0.269455		$0.230065	$0.220486	$0.252411		$0.284208

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/16	$13.01	$13.55	$13.04	$13.04	$13.01	$13.45	$13.06

1/31/17	12.21	12.72	12.23	12.24	12.21	12.62	12.26

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate[3]	3.85%	3.69%	3.22%	3.07%	3.58%	3.46%	4.06%

Taxable equivalent[4]	6.80	6.52	5.69	5.42	6.33	6.11	7.17

Current 30-day SEC yield[5]	N/A	2.80	2.30	2.15	N/A	2.56	3.15

Taxable equivalent[4]	N/A	4.95	4.06	3.80	N/A	4.52	5.57

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2017. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Tax-Free High Yield Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (9/20/93)
Before sales charge	6.01%	51.82%	4.26%	28.01%	5.06%	19.74%	6.19%	0.91%	–4.90%

After sales charge	5.87	45.74	3.84	22.89	4.21	14.95	4.75	–3.13	–8.70

Class B (9/9/85)
Before CDSC	6.01	44.39	3.74	24.06	4.41	17.50	5.52	0.28	–5.19

After CDSC	6.01	44.39	3.74	22.06	4.07	14.50	4.62	–4.56	–9.84

Class C (2/1/99)
Before CDSC	5.17	40.69	3.47	23.13	4.25	16.97	5.36	0.13	–5.33

After CDSC	5.17	40.69	3.47	23.13	4.25	16.97	5.36	–0.84	–6.26

Class M (12/29/94)
Before sales charge	5.76	47.76	3.98	26.31	4.78	18.78	5.91	0.64	–5.02

After sales charge	5.65	42.96	3.64	22.21	4.09	14.92	4.75	–2.63	–8.11

Class Y (1/2/08)
Net asset value	5.80	54.41	4.44	29.51	5.31	20.50	6.41	1.14	–4.84

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 7/31/16*	0.83%	1.45%	1.60%	1.10%	0.60%

Annualized expense ratio for the six-month
period ended 1/31/17	0.83%	1.45%	1.60%	1.10%	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

12 Tax-Free High Yield Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/16 to 1/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.10	$7.15	$7.89	$5.43	$2.96

Ending value (after expenses)	$959.00	$955.30	$955.40	$957.70	$960.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/17, use the following calculation method. To find the value of your investment on 8/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.23	$7.37	$8.13	$5.60	$3.06

Ending value (after expenses)	$1,021.02	$1,017.90	$1,017.14	$1,019.66	$1,022.18

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Tax-Free High Yield Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Tax-Free High Yield Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2017, Putnam employees had approximately $465,000,000 and the Trustees had approximately $135,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Tax-Free High Yield Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Tax-Free High Yield Fund

The fund’s portfolio 1/31/17 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGC Assured Guaranty Corp.	NATL National Public Finance Guarantee Corp.
AGM Assured Guaranty Municipal Corporation	U.S. Govt. Coll. U.S. Government Collateralized
AMBAC AMBAC Indemnity Corporation	VRDN Variable Rate Demand Notes, which are floating-
Cmnwlth. of PR Gtd. Commonwealth of Puerto	rate securities with long-term maturities that carry
Rico Guaranteed	coupons that reset and are payable upon demand
COP Certificates of Participation	either daily, weekly or monthly. The rate shown is the
current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.4%)*	Rating**	Principal amount	Value

Alabama (2.1%)

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7.00%, 2/1/36	Ba1	$2,300,000	$2,429,421

Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB–	3,000,000	3,522,450

zero %, 10/1/46	BBB–	8,800,000	6,589,528

Lower AL Gas Dist. Rev. Bonds (Gas Project), Ser. A,
5.00%, 9/1/46	A3	3,650,000	4,189,288

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6.25%, 11/1/33	BBB	3,000,000	3,338,730

			20,069,417

Arizona (2.7%)

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.)

Ser. A, 7.625%, 12/1/29 (escrow) F	D/P	5,575,000	16,664

7.25%, 12/1/19 (escrow) F	D/P	500,000	1,495

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7.25%, 2/1/40	Baa1	4,800,000	5,272,464

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds

(Great Hearts Academies Project), 6.30%, 7/1/42	BB/F	430,000	460,457

(Great Hearts Academies), 6.00%, 7/1/32	BB/F	300,000	321,900

(Choice Academies, Inc.), 5.375%, 9/1/32	BB+	2,000,000	2,067,460

(Great Hearts Academies), 5.00%, 7/1/44	BBB–	3,800,000	4,000,108

Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS Schools, Inc.)

Ser. A, 5.00%, 7/1/46	BB	750,000	743,115

5.00%, 7/1/35	BB	1,500,000	1,515,375

Ser. A, 5.00%, 7/1/35	BB	1,750,000	1,767,938

Salt Verde, Fin. Corp. Gas Rev. Bonds

5.50%, 12/1/29	Baa1	1,525,000	1,811,853

5.00%, 12/1/37	Baa1	1,430,000	1,617,659

5.00%, 12/1/32	Baa1	1,500,000	1,697,235

Tempe, Indl. Dev. Auth. Rev. Bonds (Friendship
Village), Ser. A, 6.00%, 12/1/32	BB–/P	1,350,000	1,409,508

Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med.), 5.00%, 8/1/36	Baa1	800,000	850,976

Tax-Free High Yield Fund 17

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Arizona cont.

Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	$1,600,000	$1,620,896

Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds,
Ser. A, 5.00%, 9/1/34	BB+	500,000	501,960

			25,677,063

California (11.5%)

ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6.00%, 7/1/31	BBB+/F	1,295,000	1,448,678

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA)

5.25%, 2/1/46	A–	6,180,000	6,194,090

5.25%, 2/1/37	A–	1,585,000	1,589,945

CA Muni. Fin. Auth. Rev. Bonds

(Emerson College), 6.00%, 1/1/42	BBB+	3,330,000	3,784,578

(Cmnty. Med. Ctrs.), Ser. A, 5.00%, 2/1/46	A–	2,500,000	2,617,325

CA Pub. Fin. Auth. Rev. Bonds (Henry Mayo Newhall
Memorial Hosp.), 5.00%, 10/15/47	BBB–	2,000,000	2,101,860

CA School Fin. Auth. Rev. Bonds

(2023 Union, LLC), Ser. A, 6.00%, 7/1/33	BBB	1,000,000	1,113,270

(Klare Holdings), Ser. A, 5.00%, 7/1/34	BBB–	2,075,000	2,180,576

CA State Muni. Fin. Auth Mobile Home Park Rev.
Bonds (Caritas Affordable Hsg., Inc.), 5.25%, 8/15/39	BBB	800,000	877,560

CA State Muni. Fin. Auth. Charter School Rev. Bonds
(Partnerships Uplift Cmnty.), Ser. A

5.25%, 8/1/42	BB	850,000	865,819

5.00%, 8/1/32	BB	665,000	675,846

CA State Poll. Control Fin. Auth. Rev. Bonds

(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	5,000,000	5,113,850

(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,782,365

CA State Pub. Wks. Board Rev. Bonds

Ser. A-1, 6.00%, 3/1/35	A1	2,000,000	2,249,740

(States Prisons — LA), Ser. C, 5.75%, 10/1/31	A1	1,000,000	1,159,300

(Judicial Council Projects), Ser. D, 5.00%, 12/1/31	A1	1,000,000	1,125,110

(Capital Projects), Ser. A, 5.00%, 4/1/30	A1	5,000,000	5,635,150

CA Statewide Cmnty. Dev. Auth. Rev. Bonds

(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/47	BB/P	500,000	535,275

(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/42	BB/P	1,750,000	1,877,978

(Terraces at San Joaquin Gardens), Ser. A,
5.625%, 10/1/32	BB/P	1,105,000	1,177,234

(U. CA Irvine E. Campus Apts. Phase 1),
5.375%, 5/15/38	Baa1	1,500,000	1,620,810

(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	850,000	869,465

(American Baptist Homes of the West),
5.00%, 10/1/43	BBB+/F	1,000,000	1,056,380

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds

(American Baptist Homes West), 6.25%, 10/1/39	BBB+/F	2,500,000	2,720,250

(Front Porch Cmntys. & Svcs.), Ser. A,
5.125%, 4/1/37	BBB+	3,300,000	3,304,917

Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A,
6.00%, 1/15/53	BBB–	5,145,000	5,874,407

18 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

California cont.

Golden State Tobacco Securitization
Corp. Rev. Bonds

Ser. A-2, 5.30%, 6/1/37	B3	$8,000,000	$7,804,960

Ser. A-1, 5.125%, 6/1/47	B3	7,390,000	6,910,611

La Verne, COP (Brethren Hillcrest Homes),
5.00%, 5/15/36	BBB–/F	775,000	802,443

Long Beach, Bond Fin. Auth. Rev. Bonds (Natural
Gas Purchase), Ser. A, 5.50%, 11/15/37	Baa1	2,000,000	2,411,040

Los Angeles, Dept. of Arpt Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. B, 5.00%, 5/15/41	AA–	1,000,000	1,105,440

M-S-R Energy Auth. Rev. Bonds

Ser. A, 6.50%, 11/1/39	BBB+	3,250,000	4,390,458

Ser. B, 6.50%, 11/1/39	BBB+	2,000,000	2,701,820

Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds (Election of 2006), Ser. A, 5.50%, 8/1/32	Aa3	1,500,000	1,759,095

Oakley, Pub. Fin. Auth. Special Assmt. Bonds,
5.00%, 9/2/31	BBB	1,645,000	1,781,190

Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB–/P	1,000,000	1,048,860

Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	BBB–	750,000	835,095

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. B, zero %, 8/1/44	Aa2	15,000,000	4,351,650

San Diego, Unified School Dist. G.O. Bonds (Election
of 2008), Ser. C, zero %, 7/1/40	Aa2	5,000,000	1,911,350

San Francisco City & Cnty. Redev. Agcy. Cmnty. Fac.
Dist. Special Tax Bonds (No. 6 Mission Bay South),
Ser. A, 5.15%, 8/1/35	BBB/P	1,000,000	1,001,320

San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds (No. 6 Mission Bay
Pub. Impts.), Ser. C, zero %, 8/1/43	BBB/P	8,000,000	1,838,240

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South Redev.), Ser. D,
6.50%, 8/1/31 (Prerefunded 8/1/19)	BBB+	500,000	564,005

Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax Bonds
(Impt. Area No. 1), Ser. A

5.00%, 9/1/29 (Prerefunded 9/1/21)	BBB+	980,000	1,069,366

5.00%, 9/1/28 (Prerefunded 9/1/21)	BBB+	985,000	1,076,595

Selma, Unified School Dist. G.O. Bonds (Election
of 2006), Ser. C, AGC, zero %, 8/1/37	AA	2,400,000	1,034,232

Southern CA Pub. Pwr. Auth. Rev. Bonds (Natural
Gas), Ser. A, 5.25%, 11/1/21	A3	1,500,000	1,681,275

Sunnyvale, Special Tax Bonds (Cmnty. Fac. Dist.
No. 1), 7.75%, 8/1/32	B+/P	3,780,000	3,791,038

			109,421,861

Colorado (3.6%)

Central Platte Valley, Metro. Dist. G.O. Bonds,
5.00%, 12/1/43	BB+	850,000	866,184

CO Pub. Hwy. Auth. Rev. Bonds

(E-470), zero %, 9/1/41	A3	1,000,000	327,790

Ser. A, NATL, zero %, 9/1/28	AA–	5,000,000	3,153,850

Tax-Free High Yield Fund 19

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Colorado cont.

CO State Hlth. Fac. Auth. Rev. Bonds

(Christian Living Cmnty.), 6.375%, 1/1/41	BB/P	$810,000	$878,810

(Total Longterm Care National), Ser. A, 6.25%,
11/15/40 (Prerefunded 11/15/20)	AAA/P	800,000	936,336

(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.625%, 6/1/43	BBB+	650,000	699,836

(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.50%, 6/1/33	BBB+	200,000	216,962

(Valley View Assn.), 5.25%, 5/15/42	A–	3,025,000	3,042,454

(Christian Living Cmntys.), 5.25%, 1/1/37	BB/P	750,000	764,250

(Valley View Assn.), 5.125%, 5/15/37	A–	1,000,000	1,005,650

(Christian Living Cmntys.), 5.125%, 1/1/30	BB/P	1,415,000	1,451,012

(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5.00%, 6/1/40	Baa1	1,250,000	1,319,588

(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.00%, 12/1/33	BBB+	5,250,000	5,507,093

CO State Hlth. Fac. Auth. Hosp. Rev. Bonds (Christian
Living Neighborhood), 5.00%, 1/1/31	BB/P	2,000,000	2,056,400

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	AA–	12,000,000	5,564,640

Eaton, Area Park & Recreation Dist. G.O. Bonds,
5.25%, 12/1/34	BB/P	330,000	336,610

Park Creek, Metro. Dist. Tax Allocation Bonds (Sr.
Ltd. Property Tax Supported), Ser. A, 5.00%, 12/1/45	BBB/F	350,000	368,606

Plaza, Tax Alloc. Bonds (Metro. Dist. No. 1),
5.00%, 12/1/40	BB–/P	3,000,000	3,085,260

Pub. Auth. for CO Energy Rev. Bonds (Natural Gas
Purchase), 6.50%, 11/15/38	Baa1	2,000,000	2,672,980

			34,254,311

Connecticut (0.3%)

CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Masonicare Issue), Ser. F, 5.00%, 7/1/33	BBB+/F	1,500,000	1,548,825

CT State Hlth. & Edl. Fac. Auth. 144A Rev.
Bonds (Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/46	BB/F	1,000,000	946,840

			2,495,665

Delaware (0.8%)

DE State Econ. Dev. Auth. Rev. Bonds

(Indian River Pwr.), 5.375%, 10/1/45	Baa3	3,000,000	3,109,020

(ASPIRA Charter School), Ser. A, 5.00%, 6/1/46	BB+	1,000,000	972,930

DE State Hlth. Fac. Auth. VRDN (Christiana Care),
Ser. A, 0.62%, 10/1/38	VMIG1	3,850,000	3,850,000

			7,931,950

District of Columbia (1.2%)

DC Rev. Bonds

(Howard U.), Ser. A, 6.50%, 10/1/41	BBB	3,945,000	3,980,781

(Howard U.), Ser. A, U.S. Govt. Coll., 6.50%, 10/1/41
(Prerefunded 4/1/21)		55,000	65,732

(Kipp Charter School), 6.00%, 7/1/33	BBB+	1,000,000	1,156,080

DC, Rev. Bonds (Methodist Home of The DC (The)),
Ser. A, 5.25%, 1/1/39	BB–/P	765,000	719,460

20 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

District of Columbia cont.

Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds, Ser. B

zero %, 10/1/40	Baa1	$995,000	$334,549

zero %, 10/1/38	Baa1	13,000,000	4,833,530

			11,090,132

Florida (6.0%)

Fishhawk, CCD IV Special Assmt. Bonds,
7.25%, 5/1/43	B/P	600,000	630,312

Greater Orlando Aviation Auth. Rev. Bonds

(Arpt. Fac.), Ser. A, 5.00%, 10/1/46	Aa3	3,500,000	3,842,755

(JetBlue Airways Corp.), 5.00%, 11/15/36	B/P	1,000,000	1,027,310

Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	3,850,000	4,134,669

Jacksonville, Econ. Dev. Comm. Hlth. Care Fac.
Rev. Bonds (FL Proton Therapy Inst.), Ser. A,
6.00%, 9/1/17	BB–/P	250,000	255,108

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.30%, 5/1/37	BBB–	2,350,000	2,194,947

Lakeland, Hosp. Syst. Rev. Bonds

(Lakeland Regl. Hlth.), 5.00%, 11/15/40	A2	1,075,000	1,151,422

(Lakeland Regl. Hlth. Syst.), 5.00%, 11/15/30	A2	250,000	276,893

(Lakeland Regl. Hlth. Syst.), 5.00%, 11/15/29	A2	3,500,000	3,894,765

Lakeland, Retirement Cmnty. 144A Rev. Bonds (1st
Mtge. — Carpenters), 6.375%, 1/1/43	BBB–/F	1,820,000	1,895,967

Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds (Village of Lakewood Ranch
South), 5.00%, 5/1/36	B+/P	1,000,000	984,140

Lakewood Ranch, Stewardship Dist. Special Assmt.
Bonds, 4.875%, 5/1/35	BB–/P	1,000,000	1,005,350

Martin Cnty., Rev. Bonds (Indiantown
Cogeneration), 4.20%, 12/15/25	Baa2	3,000,000	3,071,790

Miami-Dade Cnty., Aviation Rev. Bonds, Ser. B,
5.00%, 10/1/41	A2	4,500,000	4,886,190

Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds
(Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB–	1,845,000	1,940,054

Middle Village Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A, 6.00%, 5/1/35	D/P	1,795,000	1,526,055

Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds (Garage), Ser. A, 5.00%, 5/1/29	BB–/P	750,000	767,295

Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5.00%, 4/1/24	A–/F	2,000,000	2,197,900

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds

(Acts Retirement-Life Cmnty.), 5.50%, 11/15/33
(Prerefunded 11/15/20)	A–/F	6,000,000	6,857,940

(Acts Retirement-Life Cmnty., Inc.),
5.00%, 11/15/32	A–/F	4,000,000	4,314,280

Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac. Rev.
Bonds (Village of Isle)

5.00%, 1/1/31	BBB+/F	935,000	998,225

5.00%, 1/1/30	BBB+/F	750,000	804,495

Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	1,440,000	1,563,336

Tax-Free High Yield Fund 21

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Florida cont.

Town Ctr. at Palm Coast, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6.00%, 5/1/36	B–/P	$1,615,000	$1,526,853

Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds (Cap. Impt.), 5.00%, 5/1/33	B+/P	945,000	946,436

Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5.75%, 5/1/31	BB/P	1,160,000	1,296,230

Village Cmnty. Dev. Dist. No. 11 Special Assmt.
Bonds, 4.50%, 5/1/45	BB–/P	1,480,000	1,461,248

Village Cmnty. Dev. Dist. No. 8 Special Assmt. Bonds
(Phase II), 6.125%, 5/1/39	BBB–/P	785,000	870,008

Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds,
5.00%, 5/1/22	BBB–/P	485,000	502,669

			56,824,642

Georgia (3.0%)

Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds,
5.00%, 1/1/32	Aa3	1,150,000	1,306,400

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, 6.25%,
11/1/39 (Prerefunded 11/1/19)	Aa3	5,000,000	5,669,400

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. A, 8.75%, 6/1/29	Baa3	2,000,000	2,371,980

Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds
(Kennesaw State U. Real Estate Oblig. Group), Ser. C,
5.00%, 7/15/38	Baa2	1,250,000	1,308,713

GA State Private College & U. Auth. Rev. Bonds
(Mercer U.), Ser. A, 5.00%, 10/1/32	Baa2	1,100,000	1,163,558

Gainesville & Hall Cnty., Devauth Retirement Cmnty.
Rev. Bonds (Acts Retirement-Life Cmnty.), Ser. A-2,
6.625%, 11/15/39 (Prerefunded 11/15/19)	A–/F	1,200,000	1,371,600

Gainesville & Hall Cnty., Hosp. Auth. Rev.
Bonds (Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/42 ##	A	2,000,000	2,170,600

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas), Ser. A,
5.50%, 9/15/21	BBB+	1,255,000	1,425,793

Marietta, Dev. Auth. Rev. Bonds (Fac. of Life U., Inc.),
7.00%, 6/15/39	Ba3	3,150,000	3,229,884

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor
Green Island), 5.25%, 7/1/27	BB+/P	2,375,000	2,393,549

Muni. Election Auth. of GA Rev. Bonds (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	3,500,000	3,962,490

Richmond Cnty., Hosp. Auth. Rev. Bonds (U. Hlth.
Svcs., Inc.), 5.00%, 1/1/31	A1	925,000	1,062,594

Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy Paper),
Ser. A, 6.125%, 1/1/34	BB/P	1,400,000	1,402,506

			28,839,067

Guam (0.2%)

Territory of GU, Rev. Bonds, Ser. A, 5.375%, 12/1/24
(Prerefunded 12/1/19)	BBB+	1,000,000	1,109,810

Territory of GU, Dept. of Ed. COP (John F. Kennedy
High School), Ser. A, 6.875%, 12/1/40	B+	500,000	532,190

			1,642,000

22 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Hawaii (1.1%)

HI State Dept. Budget & Fin. Rev. Bonds

(Craigside), Ser. A, 9.00%, 11/15/44
(Prerefunded 11/15/19)	B/P	$1,350,000	$1,626,183

(Hawaiian Elec. Co. — Subsidiary), 6.50%, 7/1/39	Baa2	7,000,000	7,635,530

(Kahala Nui), 5.125%, 11/15/32	BBB+/F	1,050,000	1,120,445

			10,382,158

Illinois (8.5%)

Chicago, G.O. Bonds

Ser. A, 6.00%, 1/1/38	BBB+	7,040,000	7,065,626

Ser. D-05, 5.50%, 1/1/37	BBB+	3,250,000	3,146,748

Ser. G-07, 5.50%, 1/1/35	BBB+	1,200,000	1,169,280

Ser. A, 5.25%, 1/1/33	BBB+	3,100,000	2,936,568

Ser. C, 5.00%, 1/1/38	BBB+	3,000,000	2,776,230

Chicago, Special Assmt. Bonds (Lake Shore East),
6.75%, 12/1/32	BB/P	5,010,000	5,037,755

Chicago, Board of Ed. G.O. Bonds, Ser. C,
5.25%, 12/1/39	B	4,000,000	3,199,800

Chicago, Motor Fuel Tax Rev. Bonds

AGM, 5.00%, 1/1/30	AA	200,000	218,140

5.00%, 1/1/28	BBB–	1,000,000	1,029,980

Chicago, O’Hare Intl. Arpt. Rev. Bonds

Ser. A, 5.75%, 1/1/39	A2	5,000,000	5,615,650

Ser. C, 5.00%, 1/1/46	A	1,000,000	1,052,650

Ser. G, 5.00%, 1/1/37	A	600,000	643,092

Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. C, 5.00%, 1/1/33	A	1,000,000	1,067,210

Chicago, Waste Wtr. Transmission Rev. Bonds, Ser. C

5.00%, 1/1/39	A	2,850,000	3,000,053

5.00%, 1/1/34	A	1,950,000	2,072,909

Chicago, Wtr. Wks Rev. Bonds

5.00%, 11/1/42	A	650,000	684,392

5.00%, 11/1/39	A	1,075,000	1,148,874

5.00%, 11/1/30	A	1,400,000	1,541,666

Du Page Cnty., Special Svc. Area No. 31 Special Tax
Bonds (Monarch Landing), 5.625%, 3/1/36	B/P	860,000	861,333

IL Fin. Auth. Rev. Bonds

(Silver Cross Hosp. & Med. Ctr.), 7.00%, 8/15/44
(Prerefunded 8/15/19)	AAA/P	5,250,000	5,983,425

(Rush U. Med. Ctr.), Ser. C, U.S. Govt. Coll., 6.625%,
11/1/39 (Prerefunded 5/1/19)	Aaa	1,425,000	1,591,597

(Navistar Intl. Recvy. Zone), 6.50%, 10/15/40	Caa1	1,155,000	1,193,854

(Roosevelt U.), 6.50%, 4/1/39	Ba1	2,000,000	2,050,660

IL State G.O. Bonds

5.25%, 2/1/30	Baa2	1,000,000	1,027,060

5.00%, 11/1/36	Baa2	7,500,000	7,443,675

5.00%, 11/1/34	Baa2	1,250,000	1,245,538

5.00%, 2/1/29	Baa2	4,750,000	4,862,575

5.00%, 2/1/28	Baa2	500,000	515,070

Tax-Free High Yield Fund 23

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Illinois cont.

IL State Fin. Auth. Rev. Bonds

(Provena Hlth.), Ser. A, 7.75%, 8/15/34
(Prerefunded 8/15/19)	AAA/P	$35,000	$40,588

(Provena Hlth.), Ser. A, U.S. Govt. Coll., 7.75%,
8/15/34 (Prerefunded 8/15/19)	Baa3	3,465,000	4,018,257

(Presence Hlth. Network), Ser. C, 5.00%, 2/15/36	Baa3	925,000	943,269

(Riverside Hlth. Syst.), 4.00%, 11/15/32	A+	600,000	588,258

IL State Fin. Auth. Rev. Bonds (Plymouth Place),
5.25%, 5/15/45	BB+/F	850,000	872,899

Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	2,000,000	2,286,920

Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6.00%, 6/1/28	A–	2,150,000	2,448,248

			81,379,849

Indiana (0.5%)

IN State Fin. Auth. Rev. Bonds (OH Valley Elec.
Corp.), Ser. A, 5.00%, 6/1/32	BBB–	250,000	252,193

IN State Fin. Auth. VRDN, Ser. A-2, 0.66%, 2/1/37	VMIG1	2,110,000	2,110,000

Valparaiso, Exempt Facs. Rev. Bonds (Pratt Paper,
LLC), 6.75%, 1/1/34	B+/P	1,875,000	2,189,738

			4,551,931

Iowa (1.4%)

IA State Fin. Auth. Midwestern Disaster Rev. Bonds
(IA Fertilizer Co., LLC)

5.50%, 12/1/22	B	1,500,000	1,511,010

5.25%, 12/1/25	B	2,250,000	2,246,693

Tobacco Settlement Auth. of IA Rev. Bonds, Ser. C,
5.375%, 6/1/38	B+	10,000,000	9,721,100

			13,478,803

Kansas (0.3%)

Lenexa, Hlth. Care Fac. Rev. Bonds

(LakeView Village, Inc.), 7.25%, 5/15/39	BB/P	1,500,000	1,588,755

5.375%, 5/15/27	BB/P	500,000	501,150

Wichita, Hlth. Care Fac. Rev. Bonds (KS Masonic
Home Oblig. Group), Ser. 2-A, 5.375%, 12/1/46	B/P	1,000,000	993,300

			3,083,205

Kentucky (1.3%)

KY Econ. Dev. Fin. Auth. Rev. Bonds

(Masonic Home Indpt. Living II), 7.375%, 5/15/46
(Prerefunded 5/15/21)	BB–/P	1,350,000	1,668,938

(Masonic Home Indpt. Living II), 7.25%, 5/15/41
(Prerefunded 5/15/21)	BB–/P	900,000	1,107,990

(Masonic Home Indpt. Living), 5.00%, 5/15/36	BB/P	2,000,000	1,913,940

KY Pub. Trans. Infrastructure Auth. Rev. Bonds (1st
Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	2,000,000	2,226,540

KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds
(Masonic Homes of KY), 5.375%, 11/15/42	BB–/P	1,400,000	1,296,134

Louisville & Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6.00%, 5/1/38	Baa3	855,000	878,119

24 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Kentucky cont.

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Healthcare, Inc.), Ser. A,
5.00%, 10/1/32	A–	$2,750,000	$3,030,995

			12,122,656

Louisiana (0.3%)

LA State Pub. Fac. Auth. Rev. Bonds (Ochsner Clinic
Foundation), 5.00%, 5/15/47	Baa1	525,000	559,771

LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39	CCC/P	1,000,000	350,000

Pub. Fac. Auth. Dock & Wharf 144A Rev. Bonds
(Impala Warehousing, LLC), 6.50%, 7/1/36	B+/P	1,000,000	1,073,990

St. Tammany, Public Trust Fin. Auth. Rev. Bonds
(Christwood), 5.25%, 11/15/37	BB/P	765,000	767,846

			2,751,607

Maine (0.5%)

ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7.50%, 7/1/32	Ba2	3,000,000	3,434,970

ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25) (Casella Waste Syst.),
5.125%, 8/1/35	Caa1	1,000,000	922,370

			4,357,340

Maryland (0.8%)

Baltimore Cnty., Rev. Bonds (Oak Crest Village, Inc.),
5.00%, 1/1/37	A/F	1,585,000	1,722,594

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.20%, 9/1/22	A2	1,700,000	1,856,961

Westminster, Rev. Bonds

(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6.00%, 7/1/34	B–/P	750,000	785,535

(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	3,000,000	3,118,860

			7,483,950

Massachusetts (3.8%)

MA State G.O. Bonds, Ser. E, 4.00%, 4/1/46	Aa1	5,000,000	5,062,400

MA State Dev. Fin. Agcy. Rev. Bonds

(Sabis Intl.), Ser. A, 8.00%, 4/15/39
(Prerefunded 10/15/19)	BBB	2,140,000	2,509,749

(Linden Ponds, Inc. Fac.), Ser. A-1, 6.25%, 11/15/46	B–/P	1,816,363	1,861,827

(Linden Ponds, Inc. Fac.), Ser. A-1, 6.25%, 11/15/31	B–/P	704,147	721,772

(Loomis Cmntys.), Ser. A, 6.00%, 1/1/33	BBB–	500,000	555,215

(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5.75%, 7/15/43	Baa3	1,000,000	1,100,390

(Linden Ponds, Inc.), Ser. B, 5.50%, 11/15/56	B–/P	1,186,016	8,278

(Linden Ponds, Inc.), Ser. A-2, 5.50%, 11/15/46	B–/P	238,451	235,332

(Wheelock College), Ser. C, 5.25%, 10/1/37	BBB	2,000,000	2,035,100

(Suffolk U.), 5.125%, 7/1/40	Baa2	2,000,000	2,083,960

(Dana-Farber Cancer Inst.), Ser. N, 5.00%, 12/1/46	A1	2,000,000	2,209,020

(Caregroup), Ser. I, 5.00%, 7/1/36	A3	765,000	846,610

(WGBH Edl. Foundation), 5.00%, 1/1/35	A+	1,720,000	1,963,827

MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds (Adventcare), Ser. A, 6.65%, 10/15/28	B/P	2,150,000	2,183,110

Tax-Free High Yield Fund 25

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds

(Suffolk U.), Ser. A, 6.25%, 7/1/30	Baa2	$1,400,000	$1,519,238

(Suffolk U.), Ser. A, U.S. Govt. Coll., 5.75%, 7/1/39
(Prerefunded 7/1/19)	Baa2	2,125,000	2,255,815

(Springfield College), 5.625%, 10/15/40
(Prerefunded 10/15/19)	BBB	3,500,000	3,895,325

(Winchester Hosp.), 5.25%, 7/1/38	A	3,050,000	3,302,784

(Fisher College), Ser. A, 5.125%, 4/1/37	BBB	1,400,000	1,405,684

			35,755,436

Michigan (2.5%)

Advanced Tech. Academy Pub. School Rev. Bonds,
6.00%, 11/1/28	BB+	1,360,000	1,387,798

Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
(Glacier Hills, Inc.), 8.375%, 1/15/19 (Escrowed
to maturity)	AA+	607,000	664,738

Flint, Hosp. Bldg. Auth. Rev. Bonds

(Hurley Med. Ctr.), 7.50%, 7/1/39	Ba1	700,000	783,286

Ser. A, 5.25%, 7/1/39	Ba1	500,000	506,490

Great Lakes, Wtr. Auth. Swr. Rev. Bonds (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	Baa1	1,750,000	1,887,480

MI State Fin. Auth. Rev. Bonds

(Presbyterian Villages of MI), 5.50%, 11/15/45	BB+/F	1,000,000	1,035,110

(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	1,750,000	1,892,713

(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	Baa1	1,000,000	1,074,490

(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/34	Baa1	4,600,000	4,959,720

(Local Govt. Program Detroit Wtr. & Swr.), Ser. D4,
5.00%, 7/1/34	A3	1,900,000	2,057,491

(Local Govt. Loan Program), Ser. F1,
4.50%, 10/1/29	A	650,000	669,936

MI State Hosp. Fin. Auth. Rev. Bonds (Henry Ford
Hlth.), 5.75%, 11/15/39 (Prerefunded 11/15/19)	A	4,400,000	4,918,012

Star Intl. Academy Rev. Bonds (Pub. School
Academy), 5.00%, 3/1/33	BBB	1,675,000	1,719,639

			23,556,903

Minnesota (0.7%)

Baytown Twp. Lease Rev. Bonds, Ser. A,
4.00%, 8/1/36	BB+	400,000	340,748

Ham Lake, Charter School Lease Rev. Bonds

(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	1,000,000	911,430

(Parnassus Preparatory School), Ser. A,
5.00%, 11/1/36	BB	1,500,000	1,511,400

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care), 5.50%, 10/1/41	B/P	1,000,000	999,920

Minneapolis & St. Paul, Hsg. & Redev. Auth.
Hlth. Care VRDN (Allina Hlth. Syst.), Ser. B-1,
0.61%, 11/15/35	VMIG1	850,000	850,000

26 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Minnesota cont.

Otsego, Charter School Lease Rev. Bonds
(Kaleidoscope Charter School), Ser. A

5.00%, 9/1/44	BB+	$925,000	$927,858

5.00%, 9/1/34	BB+	300,000	304,716

St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds (Nova Classical Academy), Ser. A,
6.375%, 9/1/31	BBB–	500,000	565,720

			6,411,792

Mississippi (1.5%)

MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. E

0.60%, 12/1/30	VMIG1	6,050,000	6,050,000

0.60%, 12/1/30	VMIG1	2,750,000	2,750,000

Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6.50%, 9/1/32	Baa2	5,400,000	5,780,700

			14,580,700

Missouri (0.2%)

MO State Hlth. & Edl. Fac. Auth. VRDN (WA U. (The))

Ser. C, 0.58%, 9/1/30	VMIG1	300,000	300,000

Ser. D, 0.58%, 9/1/30	VMIG1	1,900,000	1,900,000

			2,200,000

Nebraska (0.7%)

Central Plains, Energy Rev. Bonds

(NE Gas No. 1), Ser. A, 5.25%, 12/1/18	A3	1,500,000	1,608,060

(NE Gas No. 3), 5.00%, 9/1/32	A3	3,000,000	3,267,390

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Immanuel Oblig. Group), 5.625%, 1/1/40	AA/F	1,825,000	1,973,975

			6,849,425

Nevada (0.7%)

Clark Cnty., Impt. Dist. No. 159 Special Assessment
Bonds (Summerlin Village 16A), 5.00%, 8/1/35	B+/P	700,000	715,057

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-17), 5.00%, 9/1/25	BBB–/P	725,000	735,382

Las Vegas, Special Assmt. Bonds

5.00%, 6/1/30	B+/P	555,000	562,781

(Dist. No. 607 Local Impt.), 5.00%, 6/1/22	BBB–/P	415,000	447,930

Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds (Summerlin Village 24), 5.00%, 12/1/35	B/P	750,000	743,175

Las Vegas, Redev. Agcy. Tax Allocation Bonds (Tax
Increment), 5.00%, 6/15/40	BBB+	1,400,000	1,520,946

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.70%, 6/1/42	VMIG1	2,200,000	2,200,000

			6,925,271

New Hampshire (0.4%)

NH State Bus. Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (10/1/19) (Casella Waste Syst.,
Inc.), 4.00%, 4/1/29	Caa1	650,000	641,420

NH State Hlth. & Ed. Fac. Auth. Rev. Bonds

(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	646,256

(Elliot Hosp.), 5.00%, 10/1/38	Baa1	500,000	531,470

(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	2,210,000	2,391,065

			4,210,211

Tax-Free High Yield Fund 27

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

New Jersey (6.6%)

Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5.625%, 1/1/38	BB+/P	$3,500,000	$3,580,920

NJ State Econ. Dev. Auth. Rev. Bonds

(Paterson Charter School Science & Tech.), Ser. A,
6.10%, 7/1/44	BB+	655,000	656,454

(Cranes Mill), Ser. A, 6.00%, 7/1/38	BBB/F	1,750,000	1,789,743

(Paterson Charter School Science & Tech.), Ser. A,
6.00%, 7/1/32	BB+	300,000	309,135

(MSU Student Hsg.), 5.875%, 6/1/42	Baa3	5,110,000	5,486,147

(Continental Airlines, Inc.), 5.50%, 6/1/33	Ba3	2,000,000	2,138,580

(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB–	2,500,000	2,676,075

(Paterson Charter School), Ser. C, 5.30%, 7/1/44	BB+	2,250,000	2,008,890

(Lions Gate), 5.25%, 1/1/44	BB–/P	500,000	513,080

(Continental Airlines, Inc.), 5.25%, 9/15/29	Ba3	4,000,000	4,266,240

Ser. AAA, 5.00%, 6/15/36	A3	750,000	748,110

(Biomedical Research), Ser. A, 5.00%, 7/15/29	A3	600,000	616,824

Ser. B, 5.00%, 11/1/26	A3	6,000,000	6,272,676

NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds
(UMM Energy Partners, LLC), Ser. A

5.00%, 6/15/37	Baa3	1,000,000	1,032,210

4.75%, 6/15/32	Baa3	170,000	175,515

NJ State Econ. Dev. Auth. Fac. Rev. Bonds
(Continental Airlines, Inc.), 5.625%, 11/15/30	Ba3	1,000,000	1,078,990

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds

(St. Peter’s U. Hosp.), 6.25%, 7/1/35	Ba1	2,500,000	2,674,600

(U. Hosp. of NJ), Ser. A, AGM, 5.00%, 7/1/46	AA	500,000	529,900

(St. Joseph’s Healthcare Syst. Oblig. Group),
5.00%, 7/1/41	Baa3	2,500,000	2,610,550

NJ State Trans. Trust Fund Auth. Rev. Bonds (Federal
Hwy. Reimbursement Notes)

5.00%, 6/15/30	A+	3,800,000	3,991,140

5.00%, 6/15/28	A+	2,000,000	2,130,720

Rutgers State U. VRDN, Ser. A, 0.43%, 5/1/18	VMIG1	3,590,000	3,590,000

South Jersey, Port Corp. Rev. Bonds (Marine Term.),
Ser. S-1, 5.00%, 1/1/39	A3	1,100,000	1,071,378

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A

5.00%, 6/1/41	B3	6,750,000	6,058,193

4.75%, 6/1/34	B3	7,700,000	6,815,347

			62,821,417

New Mexico (0.3%)

Farmington, Poll. Control Rev. Bonds (Public Service
Co. of San Juan, NM), Ser. D, 5.90%, 6/1/40	BBB+	3,000,000	3,293,400

			3,293,400

New York (4.6%)

Brooklyn Arena Local Dev. Corp. Rev.
Bonds (Barclays Ctr.), 6.375%, 7/15/43
(Prerefunded 1/15/20)	AA+	3,000,000	3,437,340

Glen Cove, Local Econ. Assistance Corp. Rev. Bonds
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero % (5.625%, 1/1/24), 1/1/55 ††	B/P	600,000	403,314

28 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

New York cont.

NY City, Indl. Dev. Agcy. Rev. Bonds (Yankee
Stadium — Pilot), AGC, 7.00%, 3/1/49	AA	$1,000,000	$1,112,960

NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds
(2nd Gen. Resolution), Ser. CC-1, 5.00%, 6/15/46	Aa1	8,000,000	8,984,960

NY Cnty., Tobacco Trust VI Rev. Bonds (Tobacco
Settlement Pass-Through), 5.00%, 6/1/51	BBB	2,500,000	2,499,825

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Orange Regl. Med. Ctr.), 6.25%, 12/1/37	Baa3	4,180,000	4,409,691

NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19) (Casella Waste
Syst., Inc.), 3.75%, 12/1/44	Caa1	1,500,000	1,472,265

NY State Liberty Dev. Corp. Rev. Bonds (7 World
Trade Ctr.), Class 3, 5.00%, 3/15/44	A2	1,000,000	1,076,960

NY State Liberty Dev. Corp. 144A Rev. Bonds (World
Trade Ctr.)

Class 2, 5.375%, 11/15/40	BB–/P	1,250,000	1,347,438

Class 1, 5.00%, 11/15/44	BB–/P	4,250,000	4,441,888

NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A

5.00%, 7/1/46	Baa3	2,500,000	2,614,800

5.00%, 7/1/41	Baa3	1,000,000	1,051,760

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St.
Elizabeth Med.), Ser. A, 5.875%, 12/1/29	BB–/P	1,500,000	1,504,095

Onondaga, Civic Dev. Corp. Rev. Bonds (St.
Joseph’s Hosp. Hlth. Ctr.), U.S. Govt. Coll.

5.125%, 7/1/31 (Prerefunded 7/1/19)	AAA/P	2,310,000	2,520,187

5.00%, 7/1/42 (Prerefunded 7/1/22)	AAA/P	1,000,000	1,165,960

Port Auth. of NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term.), 6.00%, 12/1/42	Baa1	2,100,000	2,370,732

Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds (Pace U.), Ser. A, 5.50%, 5/1/42	BBB–	2,750,000	2,921,683

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds (St.
John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	BB–	500,000	500,200

			43,836,058

North Carolina (1.5%)

NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds

(Meredith College), Ser. A, 6.00%, 6/1/31	BBB	970,000	1,010,915

(Meredith College), Ser. A, 6.00%, 6/1/31
(Prerefunded 6/1/18)	AAA/P	30,000	31,940

NC State Med. Care Cmnty. Hlth. Care Fac.
Rev. Bonds (Deerfield), Ser. A, 6.125%, 11/1/38
(Prerefunded 11/1/18)	A–/F	450,000	487,647

NC State Med. Care Comm. Hlth. Fac. Rev. Bonds
(Presbyterian Homes), Ser. C, 5.00%, 10/1/31	A–/F	1,000,000	1,104,630

NC State Med. Care Comm. Retirement
Fac. Rev. Bonds

(Carolina Village), 6.00%, 4/1/38	BB/P	3,500,000	3,561,670

(Salemtowne), 5.25%, 10/1/37	BB/P	3,000,000	3,111,780

(Aldersgate United Methodist Church),
5.00%, 7/1/45	BB/P	1,500,000	1,501,980

(Southminister, Inc.), 5.00%, 10/1/37	BB/P	1,625,000	1,628,591

Tax-Free High Yield Fund 29

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

North Carolina cont.

NC State Med. Care Comm. Retirement
Fac. Rev. Bonds

(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5.00%, 9/1/37	BB/P	$1,000,000	$1,022,740

(United Methodist Retirement Homes), Ser. A,
5.00%, 10/1/35	BBB/F	500,000	520,975

			13,982,868

Ohio (5.0%)

American Muni. Pwr., Inc. Rev. Bonds (Hydroelectric
Pwr. Plant), Ser. A, 5.00%, 2/15/38	A2	3,055,000	3,360,042

American Muni. Pwr., Inc. Rev. Bonds (Greenup
Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/41	A1	2,075,000	2,285,530

Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds

Ser. A-2, 6.50%, 6/1/47	B3	2,000,000	1,968,540

Ser. A-3, 6.25%, 6/1/37	B–	3,300,000	3,136,023

Ser. A-2, 6.00%, 6/1/42	B3	2,500,000	2,296,250

Ser. A-2, 5.875%, 6/1/47	B3	7,000,000	6,422,920

Ser. A-2, 5.875%, 6/1/30	B–	6,055,000	5,509,202

Ser. A-2, 5.75%, 6/1/34	B–	3,925,000	3,553,146

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A, 6.00%, 7/1/35	BBB–	3,000,000	3,301,470

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp. Syst.,
Inc.), Ser. C

6.00%, 8/15/43	A3	250,000	264,400

U.S. Govt. Coll., 6.00%, 8/15/43
(Prerefunded 8/15/18)	AAA/P	1,300,000	1,396,382

Lucas Cnty., Hlth. Care Fac. Rev. Bonds
(Lutheran Homes), Ser. A, 7.00%, 11/1/45
(Prerefunded 11/1/20)	BB+/P	500,000	597,935

OH State Air Quality Dev. Auth. Rev. Bonds (Valley
Elec. Corp.), Ser. E, 5.625%, 10/1/19	BBB–	1,000,000	1,047,010

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College)

5.00%, 7/1/44	A+	3,170,000	3,440,496

U.S. Govt. Coll., 5.00%, 7/1/44
(Prerefunded 7/1/20)	AAA/P	1,680,000	1,875,989

OH State Hosp. Rev. Bonds (U. Hosp. Hlth. Syst.),
Ser. A, 5.00%, 1/15/41	A2	900,000	977,715

OH State Wtr. Dev. Auth. Poll. Control Fac.
Mandatory Put Bonds (6/3/19) (FirstEnergy Nuclear
Generation), Ser. C, 4.00%, 6/1/33	Caa1	2,500,000	1,050,000

Scioto Cnty., Hosp. Rev. Bonds (Southern OH Med.
Ctr.), 5.00%, 2/15/34	A2	800,000	890,928

Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds

5.75%, 12/1/32	BB/F	2,225,000	2,427,898

(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB/F	235,000	243,904

Warren Cnty., Hlth. Care Fac. Rev. Bonds (Otterbein
Homes), Ser. A, 5.00%, 7/1/40	A	1,355,000	1,439,593

			47,485,373

30 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Oklahoma (0.5%)

OK Cnty., Fin. Auth. Rev. Bonds (Epworth Village),
Ser. A, 5.00%, 4/1/33	BB–/P	$1,070,000	$1,071,851

OK State Tpk. Auth. VRDN, Ser. F, 0.61%, 1/1/28	VMIG1	1,720,000	1,720,000

Tulsa, Muni. Arpt. Trust Rev. Bonds (American
Airlines, Inc.), Ser. B, 5.50%, 12/1/35	B+/P	2,000,000	2,088,780

			4,880,631

Oregon (0.4%)

Multnomah Cnty., Hosp. Fac. Auth. Rev.
Bonds (Mirabella at South Waterfront), Ser. A,
5.40%, 10/1/44	BB–/P	1,000,000	1,033,480

Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds (Pelton Round Butte Tribal), Ser. B,
6.375%, 11/1/33	A3	1,800,000	1,937,106

Yamhill Ctny., Hosp. Auth. Rev. Bonds (Friendsview
Retirement Cmnty.), Ser. A, 5.00%, 11/15/46	BB/P	750,000	725,145

			3,695,731

Pennsylvania (2.5%)

Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds

(Robert Morris U.), Ser. A, 5.75%, 10/15/40	Baa3	765,000	831,402

(Chatham U.), Ser. A, 5.00%, 9/1/35	BBB	1,000,000	1,033,850

(Chatham U.), Ser. A, 5.00%, 9/1/30	BBB	1,500,000	1,595,610

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds (U.S.
Steel Corp.), 5.75%, 8/1/42	B	1,000,000	904,990

Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	625,000	663,319

Cumberland Cnty., Muni. Auth. Rev. Bonds (Diakon
Lutheran Social Ministries), 5.00%, 1/1/38	BBB+/F	1,400,000	1,477,574

East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/34	Baa3	800,000	843,496

Lancaster Cnty., Hosp. & Hlth. Ctr. Auth. Rev.
Bonds (Landis Homes Retirement Cmnty.), Ser. A,
5.00%, 7/1/45	BBB–/F	1,500,000	1,520,490

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Brethren
Village), Ser. A

6.50%, 7/1/40	BB–/P	3,000,000	3,026,970

6.375%, 7/1/30	BB–/P	1,375,000	1,388,310

Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
Bonds (Arcadia U.), 5.25%, 4/1/30	BBB	1,530,000	1,622,106

Moon, Indl. Dev. Auth. Rev. Bonds (Baptist Homes
Society Oblig. Group), 5.75%, 7/1/35	B+/P	2,000,000	2,031,860

Northeastern PA Hosp. & Ed. Auth. Rev. Bonds
(Wilkes U.), Ser. A, 5.25%, 3/1/42	BBB	1,000,000	1,042,310

PA State Higher Edl. Fac. Auth. Rev. Bonds

(Shippensburg U.), 6.25%, 10/1/43	Baa3	1,000,000	1,092,970

(Indiana U.), Ser. A, 5.00%, 7/1/32	BBB+	500,000	539,220

Philadelphia, Auth. for Indl. Dev. Rev. Bonds (Master
Charter School), 6.00%, 8/1/35 (Prerefunded 8/1/20)	BBB	2,175,000	2,507,797

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6.50%, 1/1/38	Baa3	2,000,000	2,059,920

			24,182,194

Tax-Free High Yield Fund 31

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Puerto Rico (0.9%)

Cmnwlth. of PR, G.O. Bonds (Pub. Impt.), Ser. A,
5.75%, 7/1/41 (In default) †	D/P	$5,000,000	$3,303,150

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds (Govt.
Fac.), Ser. P, Cmnwlth. of PR Gtd., 6.75%, 7/1/36
(In default) †	D/P	2,500,000	1,503,125

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev.
Bonds, Ser. A

5.375%, 8/1/39	Ca	1,370,000	667,875

NATL, zero %, 8/1/43	AA–	15,000,000	3,274,050

			8,748,200

Rhode Island (0.3%)

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,000,000	2,990,130

			2,990,130

South Carolina (1.4%)

SC State Pub. Svc. Auth. Rev. Bonds

Ser. A, 5.50%, 12/1/54	AA–	6,000,000	6,687,300

Ser. A, 5.00%, 12/1/50	AA–	2,000,000	2,152,100

Ser. C, 5.00%, 12/1/46	AA–	1,260,000	1,382,044

SC State Pub. Svcs. Auth. Rev. Bonds, Ser. E,
5.25%, 12/1/55	AA–	2,500,000	2,747,925

			12,969,369

South Dakota (0.1%)

SD State Hlth. & Edl. Fac. Auth. Rev. Bonds (Sanford
Oblig Group), 5.00%, 11/1/35	A1	755,000	826,536

			826,536

Texas (10.7%)

Arlington, Higher Ed. Fin. Corp. Rev. Bonds (Uplift
Ed.), Ser. A, 5.00%, 12/1/36	BBB–	815,000	870,746

Austin, Arpt. Syst. Rev. Bonds, Ser. B, 5.00%,
11/15/41 ##	A1	1,895,000	2,087,380

Brazos River Harbor Naval Dist. Env. Rev. Bonds
(Dow Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	2,150,000	2,284,655

Clifton, Higher Ed. Fin. Corp. Rev. Bonds (Idea
Pub. Schools)

6.00%, 8/15/33	BBB	500,000	567,995

5.00%, 8/15/32	BBB	2,100,000	2,278,080

Ser. B, 5.00%, 8/15/27	BBB	375,000	423,176

Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. A,
5.00%, 11/1/43	A1	2,000,000	2,110,800

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5.25%, 11/1/30	A+	2,000,000	2,265,000

Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BB+/F	1,000,000	1,021,120

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN

(The Methodist Hosp.), Ser. C-1, 0.62%, 12/1/24	A-1+	5,230,000	5,230,000

(Texas Med. Ctr.), Ser. B-1, 0.61%, 9/1/31	VMIG1	930,000	930,000

Houston, Arpt. Syst. Rev. Bonds

(Continental Airlines, Inc. Term. Project),
6.50%, 7/15/30	Ba3	3,200,000	3,525,824

Ser. B-1, 5.00%, 7/15/35	BB–	200,000	204,910

32 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Texas cont.

Houston, Arpt. Syst. Rev. Bonds

Ser. B-1, 5.00%, 7/15/30	BB–	$2,650,000	$2,771,609

(United Airlines, Inc.), 4.75%, 7/1/24	Ba3	4,200,000	4,444,818

Houston, Higher Ed. Fin. Co. Rev. Bonds (Cosmos
Foundation), Ser. A

5.00%, 2/15/42	BBB	2,250,000	2,354,760

5.00%, 2/15/32	BBB	2,250,000	2,430,360

Houston, Util. Syst. Rev. Bonds, Ser. B,
5.00%, 11/15/36	Aa2	3,320,000	3,806,413

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds (Kipp,
Inc.), Ser. A

6.375%, 8/15/44 (Prerefunded 8/15/19)	BBB	2,450,000	2,741,232

6.25%, 8/15/39 (Prerefunded 8/15/19)	BBB	2,375,000	2,649,978

Love Field, Arpt. Modernization Corp. Special Fac.
Rev. Bonds (Southwest Airlines Co.), 5.25%, 11/1/40	Baa1	4,850,000	5,234,460

Lower CO River Auth. Rev. Bonds, Ser. D,
5.00%, 5/15/32	A	2,000,000	2,230,760

Matagorda Cnty., Poll. Control Rev. Bonds

(Central Pwr. & Light Co.), Ser. A, 6.30%, 11/1/29	Baa1	2,400,000	2,601,648

(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	Baa1	3,000,000	3,218,160

New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds

(MRC Senior Living-Langford (The)),
5.50%, 11/15/46	B–/P	700,000	637,238

(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	1,050,000	1,057,980

(MRC Senior Living-Langford (The)),
5.375%, 11/15/36	B–/P	500,000	461,865

(NCCD College Station Properties, LLC), Ser. A,
5.00%, 7/1/47	Baa3	1,000,000	1,040,340

(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39	Baa3	500,000	516,770

(MRC Crestview), 5.00%, 11/15/36	BB+/F	350,000	346,934

(CHF-Collegiate Student Hsg. Corpus Christi II,
LLC-Texas A&M), Ser. A, 5.00%, 4/1/36	Baa3	355,000	370,389

(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/34	Baa3	750,000	797,805

(TX A&M U. Collegiate & Student Hsg. College
Station I, LLC), Ser. A, 5.00%, 4/1/29	Baa3	1,605,000	1,758,743

North East TX, Regl. Mobility Auth. Rev. Bonds,
5.00%, 1/1/46	Baa2	1,350,000	1,443,002

North TX, Edl. Fin. Co. Rev. Bonds (Uplift Edl.), Ser. A,
5.125%, 12/1/42	BBB–	2,500,000	2,560,050

North TX, Thruway Auth. Rev. Bonds, Ser. B,
zero %, 9/1/37	AA+	3,000,000	1,161,330

North TX, Tollway Auth. Rev. Bonds

(1st Tier), Ser. I, 6.50%, 1/1/43	A1	5,300,000	6,589,119

Ser. A, 5.00%, 1/1/39	A1	3,250,000	3,604,575

Red River, Hlth. Retirement Fac. Dev.
Corp. Rev. Bonds

(Happy Harbor Methodist Home, Inc.), Ser. A,
7.75%, 11/15/44	B–/P	830,000	929,019

(Sears Methodist Retirement Syst. Oblig. Group),
Ser. C, 6.25%, 5/9/53 (In default) †	D/P	162,000	243

Tax-Free High Yield Fund 33

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Texas cont.

Red River, Hlth. Retirement Fac. Dev.
Corp. Rev. Bonds

(Sears Methodist Retirement Syst. Oblig. Group),
Ser. B, 6.15%, 11/15/49 (In default) †	D/P	$2,766,000	$4,149

(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 6.05%, 11/15/46 (In default) †	D/P	1,833,000	2,750

(Sears Methodist Retirement Syst. Oblig. Group),
Ser. D, 6.05%, 11/15/46 (In default) †	D/P	317,000	476

(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 5.45%, 11/15/38 (In default) †	D/P	4,122,000	6,183

SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds
(Gas Supply), 5.50%, 8/1/25	A3	385,000	437,826

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds

(Sr. Living Ctr.), Ser. A, 8.25%, 11/15/44	B+/P	2,050,000	2,181,426

(Air Force Village), 6.375%, 11/15/44
(Prerefunded 11/15/19)	BB+/F	4,000,000	4,527,160

(Buckingham Sr. Living Cmnty., Inc.), Ser. A,
5.50%, 11/15/45	BB/F	1,500,000	1,552,665

TX Private Activity Surface Trans. Corp. Rev. Bonds

(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	4,500,000	5,151,195

(NTE Mobility), 6.875%, 12/31/39	Baa2	3,350,000	3,798,331

TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds (Blueridge Trans. Group, LLC (SH 288
Toll Lane))

5.00%, 12/31/55	Baa3	1,500,000	1,557,855

5.00%, 12/31/50	Baa3	250,000	260,575

Uptown, Dev. Auth. Tax Increment Contract Tax
Alloc. Bonds (Infrastructure Impt. Fac.), 5.50%,
9/1/29 (Prerefunded 9/1/19)	BBB	1,000,000	1,105,050

			102,144,927

Utah (0.1%)

Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.), Ser. C,
0.60%, 5/15/36	Aa1	600,000	600,000

			600,000

Vermont (0.1%)

VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds (U.
of VT Med. Ctr.), Ser. A, 5.00%, 12/1/35	A3	1,000,000	1,088,540

			1,088,540

Virginia (2.2%)

Alexandria, Indl. Dev. Auth. Res. Care Fac. Mtge. Rev.
Bonds (Goodwin House, Inc.), 5.00%, 10/1/45	BBB/F	1,500,000	1,620,210

Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt.
Bonds (Potomac Shores), 5.15%, 3/1/35	B/P	500,000	508,905

Chesapeake Bay Bridge & Tunnel Dist. Rev. Bonds
(1st Tier Gen. Resolution), 5.00%, 7/1/46	Baa2	3,000,000	3,238,140

Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB/F	350,000	383,901

Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5.00%, 3/1/35	B/P	840,000	846,628

34 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Virginia cont.

Stafford Cnty., Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds (Mary Washington Healthcare),
5.00%, 6/15/36	Baa1	$1,000,000	$1,054,240

Suffolk, Econ. Dev. Auth. Retirement Fac. Rev.
Bonds (United Church Homes & Svcs. Oblig. Group),
5.00%, 9/1/31	BB/P	1,500,000	1,586,505

VA State Small Bus. Fin. Auth. Rev. Bonds

(Elizabeth River Crossings OPCO, LLC),
6.00%, 1/1/37	BBB	1,725,000	1,902,761

(95 Express Lanes, LLC), 5.00%, 1/1/40	BBB–	4,500,000	4,594,005

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7.75%, 7/1/38	Baa1	5,100,000	5,566,395

			21,301,690

Washington (2.3%)

Port Seattle, Port Indl. Dev. Corp. Rev. Bonds (Delta
Airlines, Inc.), 5.00%, 4/1/30	BB+	5,700,000	5,955,987

Skagit Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
(Skagit Regl. Hlth. Impt.), 5.00%, 12/1/37	Baa2	2,000,000	2,083,440

WA State Higher Ed. Fac. Auth. Rev.
Bonds (Whitworth U.), 5.625%, 10/1/40
(Prerefunded 10/1/19)	Baa1	1,600,000	1,778,160

WA State Hlth. Care Fac. Auth. Rev. Bonds

(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	3,000,000	3,396,120

(Kadlec Med. Ctr.), 5.50%, 12/1/39
(Prerefunded 12/1/20)	AAA/P	1,200,000	1,375,476

(Central WA Hlth. Svcs. Assn.), 4.00%, 7/1/36	Baa1	1,620,000	1,518,426

WA State Hsg. Fin. Comm. Rev. Bonds (Wesley
Homes Lea Hill), 5.00%, 7/1/36	B/P	575,000	556,244

WA State Hsg. Fin. Comm. 144A Rev. Bonds

(Heron’s Key Oblig. Group), Ser. A, 7.00%, 7/1/50	B–/P	1,000,000	980,940

(Bayview Manor Homes), Ser. A, 5.00%, 7/1/46	BB+/P	2,025,000	1,991,203

(Presbyterian Retirement Cmnty. Northwest),
Ser. A, 5.00%, 1/1/46	BB+/F	2,200,000	2,186,580

			21,822,576

West Virginia (0.3%)

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas Hlth.
Syst.), 6.75%, 10/1/43	B+/P	2,330,000	2,398,502

			2,398,502

Wisconsin (2.0%)

Platteville, Redev. Auth. Rev. Bonds (UW-Platteville
Real Estate), 5.00%, 7/1/32	BBB–	1,500,000	1,579,740

Pub. Fin. Auth. Arpt. Fac. Rev. Bonds

(Sr. Oblig. Group), 5.25%, 7/1/28	BBB	800,000	850,192

(Trans. Infrastructure Properties), 5.00%, 7/1/42	BBB	3,500,000	3,571,295

Pub. Fin. Auth. Exempt Fac. Rev. Bonds (Celanese
U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	Baa3	700,000	695,653

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds

(St. Johns Cmntys. Inc.), Ser. A, 7.625%, 9/15/39
(Prerefunded 9/15/19)	AAA/F	1,550,000	1,799,643

Tax-Free High Yield Fund 35

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Wisconsin cont.

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds

(St. Johns Cmntys. Inc.), Ser. A, 7.25%, 9/15/29
(Prerefunded 9/15/19)	AAA/F	$1,000,000	$1,151,450

(Prohealth Care, Inc.), 6.625%, 2/15/39
(Prerefunded 2/15/19)	AAA/P	3,000,000	3,324,000

(St. John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45	BBB+/F	750,000	774,030

(Prohealth Care, Inc.), 5.00%, 8/15/39	A1	750,000	821,843

WI State Pub. Fin. Auth Sr. Living Rev. Bonds (Rose
Villa, Inc.), Ser. A

6.00%, 11/15/49	BB–/P	1,000,000	1,051,890

5.75%, 11/15/44	BB–/P	500,000	519,645

5.50%, 11/15/34	BB–/P	1,685,000	1,746,334

WI State Pub. Fin. Auth. 144A Rev. Bonds (Church
Home of Hartford, Inc.), Ser. A, 5.00%, 9/1/38	BB/F	1,500,000	1,446,225

			19,331,940

Total municipal bonds and notes (cost $892,568,688)			$936,727,427

PREFERRED STOCKS (0.8%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5, 5s cum. pfd.		1,700,000	$1,751,000

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, 7 3/4s cum. pfd.		6,000,000	6,308,100

Total preferred stocks (cost $7,700,000)			$8,059,100

UNITIZED TRUST (0.1%)*		Shares	Value

CMS Liquidating Trust 144A F		400	$991,752

Total unitized trust (cost $1,206,477)			$991,752

COMMON STOCKS (0.0%)*		Shares	Value

Tembec, Inc. (Canada) †		10,751	$24,786

Total common stocks (cost $8,077,612)			$24,786

TOTAL INVESTMENTS

Total investments (cost $909,552,777)			$945,803,065

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2016 through January 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $951,943,946.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

36 Tax-Free High Yield Fund

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	23.2%

Transportation	14.0

Utilities	11.5

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$24,786	$—	$—

Total common stocks	24,786	—	—

Municipal bonds and notes	—	936,695,467	31,960

Preferred stocks	—	8,059,100	—

Unitized trust	—	—	991,752

Totals by level	$24,786	$944,754,567	$1,023,712

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 37

Statement of assets and liabilities 1/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $909,552,777)	$945,803,065

Cash	14,679,604

Interest and other receivables	10,028,292

Receivable for shares of the fund sold	333,914

Receivable for investments sold	6,459,085

Receivable for custodian fees (Note 2)	10,624

Prepaid assets	54,236

Total assets	977,368,820

LIABILITIES

Payable for investments purchased	13,253,473

Payable for purchases of delayed delivery securities (Note 1)	4,322,436

Payable for shares of the fund repurchased	5,996,673

Payable for compensation of Manager (Note 2)	385,917

Payable for investor servicing fees (Note 2)	129,407

Payable for Trustee compensation and expenses (Note 2)	430,198

Payable for administrative services (Note 2)	9,969

Payable for distribution fees (Note 2)	218,492

Distributions payable to shareholders	560,531

Other accrued expenses	117,778

Total liabilities	25,424,874

Net assets	$951,943,946

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,004,977,138

Undistributed net investment income (Note 1)	4,106,774

Accumulated net realized loss on investments (Note 1)	(93,390,254)

Net unrealized appreciation of investments	36,250,288

Total — Representing net assets applicable to capital shares outstanding	$951,943,946

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($739,827,421 divided by 60,597,315 shares)	$12.21

Offering price per class A share (100/96.00 of $12.21)*	$12.72

Net asset value and offering price per class B share ($11,146,078 divided by 911,018 shares)**	$12.23

Net asset value and offering price per class C share ($71,206,509 divided by 5,818,731 shares)**	$12.24

Net asset value and redemption price per class M share ($7,968,435 divided by 652,595 shares)	$12.21

Offering price per class M share (100/96.75 of $12.21)†	$12.62

Net asset value, offering price and redemption price per class Y share
($121,795,503 divided by 9,936,514 shares)	$12.26

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

38 Tax-Free High Yield Fund

Statement of operations Six months ended 1/31/17 (Unaudited)

INVESTMENT INCOME

Interest income	$23,977,503

Total investment income	23,977,503

EXPENSES

Compensation of Manager (Note 2)	2,485,527

Investor servicing fees (Note 2)	395,969

Custodian fees (Note 2)	7,747

Trustee compensation and expenses (Note 2)	25,948

Distribution fees (Note 2)	1,372,535

Administrative services (Note 2)	18,155

Other	192,957

Total expenses	4,498,838

Expense reduction (Note 2)	(21,281)

Net expenses	4,477,557

Net investment income	19,499,946

Net realized gain on investments (Notes 1 and 3)	10,389,294

Net unrealized depreciation of investments during the period	(74,776,995)

Net loss on investments	(64,387,701)

Net decrease in net assets resulting from operations	$(44,887,755)

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 39

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/17*	Year ended 7/31/16

Operations

Net investment income	$19,499,946	$40,869,114

Net realized gain (loss) on investments	10,389,294	(446,339)

Net unrealized appreciation (depreciation) of investments	(74,776,995)	51,550,129

Net increase (decrease) in net assets resulting
from operations	(44,887,755)	91,972,904

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(2,066,717)	(1,130,045)

Class B	(31,649)	(17,643)

Class C	(198,145)	(101,220)

Class M	(22,421)	(12,489)

Class Y	(332,592)	(217,795)

From tax-exempt net investment income
Class A	(14,636,064)	(30,842,823)

Class B	(189,230)	(404,545)

Class C	(1,125,527)	(2,256,231)

Class M	(150,651)	(314,652)

Class Y	(3,030,734)	(6,113,851)

Increase (decrease) from capital share transactions (Note 4)	(74,703,412)	60,611,203

Total increase (decrease) in net assets	(141,374,897)	111,172,813

NET ASSETS

Beginning of period	1,093,318,843	982,146,030

End of period (including undistributed net investment
income of $4,106,774 and $6,390,558, respectively)	$951,943,946	$1,093,318,843

* Unaudited.

The accompanying notes are an integral part of these financial statements.

40 Tax-Free High Yield Fund

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Tax-Free High Yield Fund 41

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	ments	of period	value (%)[a]	(in thousands)	(%)[b]	net assets (%)	(%)

Class A

January 31, 2017**	$13.01	.27	(.80)	(.53)	(.27)	(.27)	—	—	$12.21	(4.10)*	$739,827	.42*	1.90*	19*

July 31, 2016	12.39	.52	.62	1.14	(.52)	(.52)	—	—	13.01	9.37	822,429	.82[e]	4.02[e]	25

July 31, 2015	12.27	.55	.12	.67	(.55)	(.55)	—	—	12.39	5.48	765,887.80		4.28	17

July 31, 2014	11.85	.55	.42	.97	(.55)	(.55)	—	—	12.27	8.47	807,290.80		4.73	19

July 31, 2013	12.66	.57	(.83)	(.26)	(.55)	(.55)	—[c]	—	11.85	(2.22)	843,916.80		4.43	16

July 31, 2012	11.56	.60	1.10	1.70	(.60)	(.60)	—[c]	—[d]	12.66	15.03	1,008,921.81		4.94	13

Class B

January 31, 2017**	$13.04	.23	(.81)	(.58)	(.23)	(.23)	—	—	$12.23	(4.47)*	$11,146	.73*	1.59*	19*

July 31, 2016	12.42	.44	.62	1.06	(.44)	(.44)	—	—	13.04	8.68	12,746	1.44[e]	3.40[e]	25

July 31, 2015	12.29	.47	.13	.60	(.47)	(.47)	—	—	12.42	4.91	11,828	1.42	3.66	17

July 31, 2014	11.87	.48	.42	.90	(.48)	(.48)	—	—	12.29	7.79	12,503	1.42	4.11	19

July 31, 2013	12.68	.49	(.83)	(.34)	(.47)	(.47)	—[c]	—	11.87	(2.82)	13,324	1.42	3.82	16

July 31, 2012	11.58	.52	1.10	1.62	(.52)	(.52)	—[c]	—[d]	12.68	14.33	13,768	1.43	4.32	13

Class C

January 31, 2017**	$13.04	.22	(.80)	(.58)	(.22)	(.22)	—	—	$12.24	(4.46)*	$71,207	.81*	1.51*	19*

July 31, 2016	12.42	.42	.62	1.04	(.42)	(.42)	—	—	13.04	8.52	80,038	1.59[e]	3.25[e]	25

July 31, 2015	12.29	.45	.13	.58	(.45)	(.45)	—	—	12.42	4.75	66,342	1.57	3.51	17

July 31, 2014	11.88	.46	.41	.87	(.46)	(.46)	—	—	12.29	7.54	60,957	1.57	3.96	19

July 31, 2013	12.69	.47	(.83)	(.36)	(.45)	(.45)	—[c]	—	11.88	(2.97)	69,981	1.57	3.67	16

July 31, 2012	11.58	.50	1.11	1.61	(.50)	(.50)	—[c]	—[d]	12.69	14.24	70,823	1.58	4.13	13

Class M

January 31, 2017**	$13.01	.25	(.80)	(.55)	(.25)	(.25)	—	—	$12.21	(4.23)*	$7,968	.55*	1.76*	19*

July 31, 2016	12.39	.48	.62	1.10	(.48)	(.48)	—	—	13.01	9.08	9,295	1.09[e]	3.75[e]	25

July 31, 2015	12.27	.51	.12	.63	(.51)	(.51)	—	—	12.39	5.20	8,549	1.07	4.00	17

July 31, 2014	11.85	.52	.42	.94	(.52)	(.52)	—	—	12.27	8.18	8,014	1.07	4.46	19

July 31, 2013	12.66	.53	(.82)	(.29)	(.52)	(.52)	—[c]	—	11.85	(2.48)	8,543	1.07	4.16	16

July 31, 2012	11.57	.56	1.09	1.65	(.56)	(.56)	—[c]	—[d]	12.66	14.68	9,357	1.08	4.68	13

Class Y

January 31, 2017**	$13.06	.28	(.80)	(.52)	(.28)	(.28)	—	—	$12.26	(3.97)*	$121,796	.30*	2.00*	19*

July 31, 2016	12.44	.54	.62	1.16	(.54)	(.54)	—	—	13.06	9.59	168,811	.59[e]	4.24[e]	25

July 31, 2015	12.31	.57	.13	.70	(.57)	(.57)	—	—	12.44	5.79	129,540.57		4.51	17

July 31, 2014	11.89	.58	.42	1.00	(.58)	(.58)	—	—	12.31	8.69	74,972.57		4.93	19

July 31, 2013	12.70	.60	(.83)	(.23)	(.58)	(.58)	—[c]	—	11.89	(1.99)	50,405.57		4.65	16

July 31, 2012	11.59	.62	1.11	1.73	(.62)	(.62)	—[c]	—[d]	12.70	15.38	103,030.58		5.11	13

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Southwest Capital, which amounted to less than $0.01 per share outstanding as of August 22, 2011.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

42 Tax-Free High Yield Fund	Tax-Free High Yield Fund 43

Notes to financial statements 1/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2016 through January 31, 2017.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are combination of below-investment-grade and investment grade securities, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

44 Tax-Free High Yield Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

Tax-Free High Yield Fund 45

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2016, the fund had a capital loss carryover of $100,920,539 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$2,620,956	$32,173,354	$34,794,310	*

17,411,277	N/A	17,411,277	July 31, 2017

33,971,635	N/A	33,971,635	July 31, 2018

14,743,317	N/A	14,743,317	July 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $3,809,604 recognized during the period between November 1, 2015 and July 31, 2016 to its fiscal year ending July 31, 2017.

The aggregate identified cost on a tax basis is $908,602,181, resulting in gross unrealized appreciation and depreciation of $65,413,989 and $28,213,105, respectively, or net unrealized appreciation of $37,200,884.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.240% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

46 Tax-Free High Yield Fund

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$300,011	Class M	3,329

Class B	4,670	Class Y	58,735

Class C	29,224	Total	$395,969

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $21,281 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $733, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Tax-Free High Yield Fund 47

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	*	$914,642

Class B	1.00%	0.85%	52,129

Class C	1.00%	1.00%	383,888

Class M	1.00%	0.50%	21,876

Total			$1,372,535

* Equals the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $30,455 and $122 from the sale of class A and class M shares, respectively, and received $285 and $693 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$185,096,241	$230,128,202

U.S. government securities (Long-term)	—	—

Total	$185,096,241	$230,128,202

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	3,510,743	$43,939,897	8,139,959	$103,196,248

Shares issued in connection with
reinvestment of distributions	1,129,338	14,085,469	2,116,861	26,767,183

	4,640,081	58,025,366	10,256,820	129,963,431

Shares repurchased	(7,263,476)	(90,677,439)	(8,847,596)	(111,845,284)

Net increase (decrease)	(2,623,395)	$(32,652,073)	1,409,224	$18,118,147

48 Tax-Free High Yield Fund

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	58,424	$751,122	177,414	$2,247,323

Shares issued in connection with
reinvestment of distributions	14,795	184,753	28,424	360,067

	73,219	935,875	205,838	2,607,390

Shares repurchased	(139,969)	(1,745,812)	(180,734)	(2,292,316)

Net increase (decrease)	(66,750)	$(809,937)	25,104	$315,074

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	515,150	$6,502,097	1,464,568	$18,589,212

Shares issued in connection with
reinvestment of distributions	66,833	834,344	111,168	1,409,468

	581,983	7,336,441	1,575,736	19,998,680

Shares repurchased	(901,859)	(11,289,904)	(779,665)	(9,872,422)

Net increase (decrease)	(319,876)	$(3,953,463)	796,071	$10,126,258

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	25,248	$312,500	110,342	$1,401,340

Shares issued in connection with
reinvestment of distributions	12,861	160,392	23,757	300,426

	38,109	472,892	134,099	1,701,766

Shares repurchased	(99,923)	(1,241,662)	(109,611)	(1,377,553)

Net increase (decrease)	(61,814)	$(768,770)	24,488	$324,213

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	3,289,346	$41,426,644	7,832,121	$99,359,056

Shares issued in connection with
reinvestment of distributions	182,459	2,288,799	279,052	3,552,944

	3,471,805	43,715,443	8,111,173	102,912,000

Shares repurchased	(6,460,827)	(80,234,612)	(5,602,277)	(71,184,489)

Net increase (decrease)	(2,989,022)	$(36,519,169)	2,508,896	$31,727,511

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Tax-Free High Yield Fund 49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund

Blend	Global Income Trust
Capital Opportunities Fund	Government Money Market Fund*
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund†
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds‡:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
International Value Fund	and Pennsylvania.
Multi-Cap Value Fund
Small Cap Value Fund

50 Tax-Free High Yield Fund

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Energy Fund	conservative over time.
Global Financials Fund
Global Health Care Fund	RetirementReady® 2060 Fund
Global Industrials Fund	RetirementReady® 2055 Fund
Global Natural Resources Fund	RetirementReady® 2050 Fund
Global Sector Fund	RetirementReady® 2045 Fund
Global Technology Fund	RetirementReady® 2040 Fund
Global Telecommunications Fund	RetirementReady® 2035 Fund
Global Utilities Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Asset Allocation	RetirementReady® 2020 Fund
George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Tax-Free High Yield Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Tax-Free High Yield Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA042 304785 3/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 31, 2017